                                                                     Exhibit 4.4

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of October 15, 2002, is made by GOLFSMITH INTERNATIONAL, INC., a Delaware corporation (the "Company"), GOLFSMITH INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Holdings"), each Subsidiary (as defined below) of the Company a signatory hereto, and each other Subsidiary of the Company which may from time to time hereafter become a party hereto pursuant to Section 7.5 (each, individually, an "Additional Grantor", and collectively, the "Additional Grantors", and together with the Company and Holdings, each, individually, a "Grantor", and collectively, the "Grantors"), in favor of U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, the Company, the other Grantors and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and, if applicable, its Senior Secured Notes due 2009, Series B issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantors have entered into that certain Credit Agreement, dated as of October 15, 2002 (such credit agreement is the Credit Agreement referred to and defined in the Indenture, and as used herein, the term "Credit Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantors have entered into Collateral Documents (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral (as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, as a condition precedent to the Notes Issuance, each Grantor is required to execute and deliver this Security Agreement;

      WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, each Grantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Grantor" and "Additional Grantors" are defined in the preamble.

      "Capital Securities" means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the date hereof.

      "Collateral" is defined in Section 2.1.

      "Collateral Agent" is defined in the preamble.

      "Company" is defined in the preamble.

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Control Agreement" means, with respect to (a) Collateral consisting of uncertificated Capital Securities, a Subsidiary Securities Control Agreement and
(b) Collateral consisting of investment property of any other type, a securities account control agreement.

      "Copyright Collateral" means all copyrights (including all copyrights for semiconductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V hereto, the right to sue for past, present and future infringements of any of the foregoing thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Credit Agreement" is defined in the second recital.

      "Deposit Account" means a demand, time, savings, passbook or other account maintained with a bank, savings and loan association, credit union or other financial institution (each, a "Depositary").

      "Deposit Account Agreement" means an agreement, substantially in the form of the Restricted Account Agreement, dated on or about October 15, 2002, among the Company, the Lender Agent (as of such date), the Collateral Agent and Wells Fargo Bank, National Association.

      "Distributions" means all non-cash dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Capital Securities constituting Collateral that are not a liquidating dividend.

      "Equipment" is defined in clause (d) of Section 2.1.

      "Grantor" and "Grantors" are defined in the preamble.

      "Indenture" is defined in the first recital.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Intercompany Note" means, with respect to any Grantor, as the payee thereunder, a subordinated promissory note, which subordinated promissory note evidences all intercompany loans (to the extent such loans are evidenced by a note) which may be made from time to time by such Grantor to the Company or any of its Subsidiaries as the maker of such subordinated promissory note, as such subordinated promissory note, in accordance with Section 4.2.4, is amended, modified or supplemented from time to time, together with any subordinated promissory note of such maker taken in extension or renewal thereof or substitution therefor.

      "Intercreditor Agreement" is defined in the third recital.

      "Inventory" is defined in clause (e) of Section 2.1.

      "Lender Agent" is defined in the second recital.

      "Lenders" is defined in the second recital.

      "Master Deposit Account" means the Deposit Account of the Company to be established and maintained with the Collateral Agent upon the occurrence of a Specified Event.

      "Material Adverse Effect" means a material adverse effect on

            (a) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole;

            (b) the ability of any Grantor to perform its obligations under any of the Related Documents, including the payment of any principal, premium (if any), interest, fees, expenses or other amounts under or in respect of any of the Related Documents; or

            (c) the validity or enforceability of any of the Related Documents or any of the rights or remedies of the Collateral Agent or any other Secured Party under any of the Related Documents.

      "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

      "Notes" is defined in the first recital.

      "Notes Issuance" is defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule III attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Schedule III attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule III attached hereto, and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (f) of Section 2.1.

      "Related Contracts" is defined in clause (f) of Section 2.1.

      "Related Documents" means the Indenture, the Notes, this Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, if any, the Copyright Security Agreement, if any, and the other Collateral Agreements.

      "Secured Obligations" is defined in Section 2.2.

      "Secured Parties" means the Collateral Agent, the Trustee and the Holders.

      "Securities Act" is defined in Section 6.2.

      "Security Agreement" is defined in the preamble.

      "Senior Security Agreement" is defined in clause (c) of Section 7.10.

      "Specified Event" means (i) a Default of the nature referred to in clause
(1), (2), (7) or (8) of Section 6.01 of the Indenture or (ii) an Event of
Default.

      "Subsidiary Securities Control Agreement" means a Subsidiary Securities Control Agreement, substantially in the form of Exhibit F hereto (which provides for the Lender Agent to have control over the Capital Securities the subject thereof during any period that the Credit Agreement is in effect and the Collateral Agent to have control thereafter) with such changes thereto as are acceptable to the Collateral Agent and, the Lender Agent, executed by and among the applicable Grantor(s), the Collateral Agent, the Lender Agent and the issuer of such Capital Securities, as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time. For purposes of this definition, "control" means control as used in Section 8-106 of the U.C.C. (or any successor provision thereto).

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule IV attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule IV attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b);

            (e) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

            (f) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Indenture.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Indenture or the context otherwise requires and whether or not capitalized, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. Each Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers and transfers to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor's following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively, the "Collateral"):

            (a) all Intercompany Notes in which such Grantor has an interest (including each Intercompany Note described in Item A of Schedule I hereto);

            (b) all interest and other payments and rights with respect to each Intercompany Note in which such Grantor has an interest;

            (c) (i) all investment property in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in Schedule I hereto) and (ii) all other Capital Securities which are interests in limited liability companies or partnerships in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (c)(i) and
      (c)(ii) (provided, however, that not more than 65% of all of the Capital Securities that are voting Capital Securities of any Foreign Subsidiary of such Grantor shall be so pledged by such Grantor);

            (d) all equipment in all of its forms of such Grantor (including all Motor Vehicles), wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (e) all inventory in all of its forms of such Grantor, wherever located, including

            (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

            (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

            (iii) all goods which are returned to or repossessed by such Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

            (f) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (including tax refunds and payment intangibles) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes, general intangibles and payment intangibles (all of the foregoing being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

            (g) all Deposit Accounts of such Grantor (including the Master Deposit Account in the case where such Grantor is the Company) and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

            (h) all Intellectual Property Collateral of such Grantor;

            (i) all of such Grantor's letter of credit rights;

            (j) all commercial tort claims in which such Grantor has rights (including as a plaintiff);

            (k) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

            (l) all of such Grantor's other property and rights of every kind and description and interests therein; and

            (m) all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (j), proceeds deposited from time to time in any lock box or Deposit Account of such Grantor (including the Master Deposit Account in the case where such Grantor is the Company), and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights described in clause (f) above arising under any contracts, instruments, licenses or other documents described in such clause as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its best efforts to obtain any such required consent. In addition, "Collateral" shall not include any trademark applications based on intent to use, until such time as those applications are converted to a use based application or the mark is registered.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Company now or hereafter existing under the Indenture, the Notes and each other Related Document to which the Company is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all Obligations of each other Grantor now or hereafter existing under its Guarantee, this Security Agreement and each other Related Document to which such other Grantor is or may become a party (all such obligations of the Company and each other Grantor being the "Secured Obligations").

      SECTION 2.3. Delivery of Certificated Securities and Intercompany Notes. At all times during which the Credit Agreement is not in effect, all Collateral comprised of Intercompany Notes and certificated Capital Securities shall be delivered to and held by or on behalf of (and, in the case of the Intercompany Notes, endorsed to the order of) the Collateral Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Securities and Payments on Intercompany Notes. At all times during which the Credit Agreement is not in effect, in the event that any Dividend is to be paid on any security that constitutes Collateral or any payment of principal or interest is to be made on any Intercompany Note at a time when no Specified Event has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Grantor. At all times during which the Credit Agreement is not in effect, if any such Specified Event has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Collateral Agent.

      SECTION 2.5. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations,

            (b) be binding upon each Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Holder may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Holder under any Related Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 2.14 and 2.15 of the Indenture. Upon the payment in full in cash of all Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Collateral Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon (i) the sale, transfer or other disposition of Collateral in accordance with Section 4.16 of the Indenture or
(ii) the payment in full in cash of all Secured Obligations, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Collateral Agent will, at such Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all applicable certificated securities and all applicable Intercompany Notes, together with all other applicable Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination (including such documents as such Grantor shall reasonably request to remove the notation of the Collateral Agent as lienholder on any certificate of title for any applicable Motor Vehicle).

      SECTION 2.6. Grantors Remain Liable. Anything herein to the contrary notwithstanding

            (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.7. Security Interest Absolute. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until all of the Secured Obligations have been paid in full. All rights of the Collateral Agent and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of each Grantor hereunder, shall be absolute, unconditional and irrevocable, irrespective of

            (a) any lack of validity, legality or enforceability of the Indenture, any Note or any other Related Document;

            (b) the failure of any Secured Party

                  (i) to assert any claim or demand or to enforce any right or remedy against the Company, any other Grantor or any other Person under the provisions of the Indenture, any Note, any other Related Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Indenture, any Note or any other Related Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to, or consent to, or departure from, any guaranty, for any of the Secured Obligations; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company, any other Grantor, any surety or any guarantor.

      SECTION 2.8. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Secured Parties and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Indenture; provided, however, that if

            (a) such Grantor has made payment to the Secured Parties of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full in cash,

each Secured Party agrees that, at the requesting Grantor's request, the Secured Parties will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations remain outstanding, each Grantor shall refrain from taking any action or commencing any proceeding against the Company or any other Grantor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

      SECTION 3.2. As to Capital Securities of Subsidiaries. With respect to any Subsidiary of any Grantor that is

            (a) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

            (b) a partnership or limited liability company, all Capital Securities issued by such Subsidiary that constitute Collateral (i) (A) are dealt in or traded on securities exchanges or in securities markets,
      (B) expressly provide that such Capital Securities are securities governed by Article 8 of the U.C.C. or (C) are held in a securities account and are subject to the "control" (as defined in Section 8-106 of the U.C.C.) of the Collateral Agent and (ii) are uncertificated.

The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by any Grantor hereunder are as set forth in Schedule I hereto.

      SECTION 3.3. As to Intercompany Notes. In the case of each Intercompany Note, all of such Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.4. Grantor Name, Location, etc. The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the U.C.C. is set forth in Item A of Schedule

II hereto. Prior to July 1, 2001 (or October 1, 2001 if the location is Connecticut and January 1, 2002 if the location is Alabama, Florida or Mississippi), set forth in Item B of Schedule II is each location a secured party would have filed a Uniform Commercial Code financing statement to perfect a security interest in Equipment, Inventory and general intangibles owned by each Grantor. No Grantor has any trade names other than those set forth in Item C of Schedule II hereto. During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto. The name set forth on the signature page is the true and correct name of such Grantor. Each Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto. If the Collateral of any Grantor includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the California U.C.C. No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto. No Grantor maintains any Deposit Accounts with any Person except as set forth in Item G of Schedule II hereto.

      SECTION 3.5. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except (a) in the case of Collateral not consisting of Capital Securities and Intercompany Notes, as permitted by Section 4.18 of the Indenture and (b) in the case of Collateral consisting of Capital Securities and Intercompany Notes for so long as any credit extensions or commitments are outstanding under the Credit Agreement, the prior Lien of the Lender Agent. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 4.18 of the Indenture or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date.

      SECTION 3.6. Possession and Control. Each Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and Inventory, other than (a) Inventory in transit in the ordinary course of business, (b) Inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such Inventory subject to the Secured Parties' Lien and waive any Lien held by it against such Inventory (provided that each applicable Grantor shall have 60 days from the date hereof to provide such notice and obtain such agreement and waiver with respect to Inventory (other than Inventory having an aggregate book value of less than $100,000) that is held by any warehouseman, bailee agent or such other Person as of the date hereof) and (c) instruments or promissory notes that have been delivered to the Collateral Agent or Lender Agent pursuant to Section 3.7.

      SECTION 3.7. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has, contemporaneously herewith, delivered to the Collateral Agent or the Lender Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank).

      SECTION 3.8. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which would reasonably be expected to have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral, if any, and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect and its claims to the Copyright Collateral, if any, in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect;

            (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in and necessary for or of importance to the conduct of such Grantor's business.

      SECTION 3.9. Validity, etc. This Security Agreement creates a valid continuing security interest in the Collateral securing the payment of the Secured Obligations, and

            (a) in the case of Collateral comprised of certificated securities or instruments (including certificated Capital Securities and Intercompany Notes), upon the delivery of such Collateral to the Collateral Agent, such security interest will be a valid first priority perfected security interest;

            (b) in the case of Collateral comprised of uncertificated Capital Securities, upon the execution and delivery of a Subsidiary Securities Control Agreement by the applicable Grantor and issuer of such uncertificated Capital Securities, the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Collateral to the Collateral Agent with respect to such Collateral and the termination of the Liens securing the Credit Agreement, such security interest will be a valid first priority perfected security interest;

            (c) in the case of Collateral comprised of investment property (other than Capital Securities and certificated securities), upon the Collateral Agent obtaining "control" (as defined in Section 8-106 of the U.C.C., as such term relates to investment property (other than certificated securities)) of such Collateral, the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Collateral to the Collateral Agent with respect to such Collateral and the termination of the Liens securing the Credit Agreement, such security interest will be a valid first priority perfected security interest;

            (d) in the case of Collateral comprised of Motor Vehicles, upon (i) the recordation or notation of the Collateral Agent's Lien on the certificates of title or ownership in respect of such Motor Vehicles and
      (ii) the filing of the Uniform Commercial Code financing statements delivered by the Grantor having an interest in such Motor Vehicles to the Collateral Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest;

            (e) in the case of all other Collateral, upon the filing in the jurisdiction of incorporation or formation of the applicable Grantor Uniform Commercial Code financing statements delivered by such Grantor to the Collateral Agent with respect to such Collateral, such security interest will be a valid first priority perfected security interest (except to the extent a Uniform Commercial Code financing statement was previously filed in connection with Liens permitted pursuant to Section
      4.18 of the Indenture and such financing statement remains effective in respect of such Collateral).

Each Grantor has executed and provided the Collateral Agent with all of the Uniform Commercial Code financing statements referred to above for filing by CT Corporation Systems with the appropriate offices therefor and has taken or (in the cases described in the foregoing clauses (a), (b) and (c)) will take, promptly upon termination of the Liens securing the Credit Agreement, all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral other than the actions described in clause (d)(i) above with respect to Motor Vehicles (A) having a fair market value of less than $50,000 and (B) owned as of the date hereof having a fair market value of at least $50,000 for which the applicable Grantor shall have 45 days to complete.

      SECTION 3.10. Authorization, Approval, etc. Except as described in Section
3.9 or such as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by such Grantor of the security interest granted hereby, the pledge by such Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by such Grantor,

            (b) for the perfection of or the exercise by the Collateral Agent of its rights and remedies hereunder, or

            (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, or, except with respect to any Capital Securities issued by a Subsidiary of such Grantor, as may be required in connection with a disposition of such Capital Securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement.

      SECTION 3.11. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, such Grantor will, unless the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

      SECTION 4.2. As to Investment Property and Intercompany Notes; Etc.

      SECTION 4.2.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries that is

            (a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

            (b) a partnership or limited liability company, to issue Capital Securities that are not uncertificated securities.

      SECTION 4.2.2. Investment Property (other than Certificated Securities). With respect to any investment property (including uncertificated Capital Securities but excluding certificated Securities) of such Grantor constituting Collateral, such Grantor shall (a) cause a Control Agreement relating to such investment property to be executed and delivered in favor of the Collateral Agent and (b) deliver Uniform Commercial Code financing statements which when filed will result in the Collateral Agent having a first priority perfected security interest in such investment property during any period that the Credit Agreement is not in effect.

      SECTION 4.2.3. Stock Powers, etc. Such Grantor agrees that if at time the Credit Agreement shall not be in effect, all certificated securities constituting Collateral delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral

Agent. During such time as the Credit Agreement shall not be in effect, such Grantor will, from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent after the occurrence of any Specified Event, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent.

      SECTION 4.2.4. Continuous Pledge. Such Grantor will, at all times, keep pledged to the Collateral Agent pursuant hereto on a first priority (or other priority as provided herein and in the Intercreditor Agreement) perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes, all interest, principal and other proceeds received by the Collateral Agent with respect to the Intercompany Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral and will not permit any Subsidiary of such Grantor to issue any securities which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 4.2.5. Voting Rights; Dividends, etc. Such Grantor agrees that, during any period that the Credit Agreement is not in effect:

            (a) after any Specified Event shall have occurred and be continuing, promptly upon receipt of notice thereof by such Grantor and without any request therefor by the Collateral Agent, unless otherwise required to make such delivery to the Lender Agent pursuant to the Credit Agreement, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Collateral Agent as additional Collateral for use in accordance with clause (b) of Section 6.1; and

            (b) after any Specified Event shall have occurred and be continuing and the Collateral Agent has notified such Grantor of the Collateral Agent's intention to exercise its voting power under this Section 4.2.5(b)

                  (i) the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any securities or other investment property constituting Collateral and such Grantor hereby grants the Collateral Agent an irrevocable proxy, exercisable under such circumstances, to vote such securities and such other Collateral; and

                  (ii) promptly to deliver to the Collateral Agent such
            additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated to deliver to the Collateral Agent, shall, until delivery to the Collateral

Agent, be held by such Grantor separate and apart from its other property in trust for the Collateral Agent. The Collateral Agent agrees that unless a Specified Event shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in Section 4.2.5(b), such Grantor shall have the exclusive voting power with respect to any securities constituting Collateral and the Collateral Agent shall, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of the Indenture or any other Related Document (including this Security Agreement).

      SECTION 4.2.6. Amendment of Organic Documents. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Capital Security comprising the Collateral in which it has an equity interest if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Collateral Agent or any other Secured Party hereunder or under the Indenture or any other Related Document, without the prior written consent of the Collateral Agent and the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Collateral Agent. If any Grantor is organized outside of the United States, it will not change its "location" as determined in accordance with Sections 9-301 and 9-307 of the U.C.C. and as set forth in Item A of Schedule II hereto except upon 30 days' prior written notice to the Collateral Agent.

      SECTION 4.3. As to Receivables; Deposit Account. (a) Each Grantor shall have the right to collect all Receivables so long as no Specified Event shall have occurred and be continuing; provided, however, that during any period that the Credit Agreement is not in effect such Grantor agrees to promptly deposit all payments received by such Grantor on account of the Receivables, whether in the form of cash, checks, drafts, notes, bills of exchange, money orders or other like instruments or otherwise, in a Deposit Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection).

      (b) All proceeds of Collateral received by such Grantor shall be deposited into a Deposit Account of such Grantor, unless, during the occurrence and continuance of a Specified Event, such Grantor is otherwise notified in writing by the Collateral Agent. Following any such notice by the Collateral Agent to such Grantor pursuant to this Section 4.4(c), unless otherwise so required to make such delivery to the Lender Agent pursuant to the terms of the Credit Agreement, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Master Deposit Account (which shall be established by the Company with the Collateral Agent if such Master Deposit Account is not then existing) or any other account or accounts specified by the Collateral Agent. Proceeds of Collateral received by such Grantor shall, prior to deposit in the Master Deposit Account or such other account or accounts specified by the Collateral Agent, be held separate and apart from, and not commingled with, all other property and in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Master Deposit Account or such other account or accounts.

      (c) From and after the date that is 60 days from the date hereof, no Grantor shall keep any funds overnight in any Deposit Account for which a Deposit Account Agreement is not in effect to the extent such funds, when taken together with all other funds of such Grantor and each other Grantor that are kept overnight in Deposit Accounts for which Deposit Account Agreements are not in effect, exceeds $100,000.

      (d) During any period that the Credit Agreement is not in effect, following and during the continuance of a Specified Event, such Grantor shall transfer all funds out of each of its Deposit Accounts that is not the Master Deposit Account (other than, in the aggregate, funds in all Deposit Accounts (other than the Master Deposit Account) that do not exceed at any time $10,000) for deposit into the Master Deposit Account at the close of business each day or, if not commercially reasonable to do so, no less frequently than once every five Business Days.

      (e) During any period that the Credit Agreement is not in effect, the Collateral Agent shall have the right to apply any amount in each Deposit Account (including the Master Deposit Account) to the payment of any Secured Obligations which are due and payable or payable upon demand or to the payment of any Secured Obligations at any time that a Specified Event shall have occurred and be continuing.

      (f) With respect to each Deposit Account maintained with the Collateral Agent (including the Master Deposit Account), it is hereby agreed that (i) deposits in each such Deposit Account are subject to a security interest as contemplated hereby, (ii) following the termination of the Credit Agreement, each such Deposit Account shall be under the sole dominion and control of the Collateral Agent and (iii) following the termination of the Credit Agreement, the Collateral Agent shall have the sole right of withdrawal over each such Deposit Account; provided, however, that, unless and until the Collateral Agent shall notify the applicable Grantors that a Specified Event shall have occurred and be continuing and that during the continuance thereof no such Grantor shall withdraw any of the funds contained in any such Deposit Account (which notice may be given by telephone if promptly confirmed in writing or by facsimile), any such Grantor may at any time withdraw any of the funds contained in its Deposit Account for use in any lawful manner not inconsistent with the provisions of this Security Agreement, the Indenture or any other Related Document.

      SECTION 4.4. Motor Vehicles. (a) Such Grantor shall deliver to the Collateral Agent the original of the certificate of title or ownership listing the Collateral Agent as lienholder for (i) any Motor Vehicle owned as of the date hereof by such Grantor that has a fair market value of at least $50,000 within 45 days of the date hereof or (ii) at the request of the Collateral Agent, following a Specified Event any other Motor Vehicle owned by such Grantor within 45 days of such request.

      (b) Upon the acquisition after the date hereof by such Grantor of (i) any Motor Vehicle having a fair market value of at least $50,000 or (ii) any other Motor Vehicle for which the Collateral Agent has requested the original of the certificate of title or ownership thereof following a Specified Event, such Grantor shall deliver to the Collateral Agent originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Collateral Agent listed as lienholder.

      (c) Without limiting Section 5.1, such Grantor hereby appoints the Collateral Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Security Agreement, for the purpose of
(i) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Collateral Agent listed as lienholder thereon, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Collateral Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Collateral Agent under Section 6.1 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

      (d) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

      SECTION 4.5. As to Collateral. (a) Until the occurrence and continuance of a Specified Event, and such time during any period that the Credit Agreement is not in effect, as the Collateral Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Indenture), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Indenture), any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Indenture), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Collateral Agent, however, may, at any time following a Specified Event during any period that the Credit Agreement is not in effect, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Collateral Agent following a Specified Event during any period that the Credit Agreement is not in effect, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

      (b) Following a Specified Event during any period that the Credit Agreement is not in effect, the Collateral Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.6. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

            (a) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable;

            (b) such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

                  (i) fail to continue to use any of the U.S. Trademark
            Collateral in order to maintain all of the U.S. Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral in a manner which might reasonably be expected to cause material impairment of any such Trademark Collateral,

                  (iii) fail to employ all of the Trademark Collateral
            registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                  (iv) use any of the Trademark Collateral registered with any
            Federal or state or foreign authority except for the uses for which registration or application for registration of such Trademark Collateral has been is being or will be made, and

                  (v) do or permit any act or knowingly omit to do any act
            whereby any of the Trademark Collateral may lapse or become invalid or unenforceable;

            (c) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Collateral Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

            (d) such Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the

      Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

            (e) in no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request consonant with the Intercreditor Agreement to evidence the Collateral Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (f) such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)); and

            (g) such Grantor shall, contemporaneously herewith, execute and deliver to the Collateral Agent a Trademark Security Agreement in the forms of Exhibits B hereto, respectively, and shall execute and deliver to the Collateral Agent any other document required to acknowledge or register or perfect the Collateral Agent's interest in any part of the Intellectual Property Collateral.

      SECTION 4.7. Insurance. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Indenture and will, upon the request of the Collateral Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

      SECTION 4.8. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

            (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

            (b) following the termination of the Credit Agreement, if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Collateral Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent;

            (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby;

            (d) not enter into any agreement amending, supplementing, or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

            (e) promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral;

            (f) cause the Collateral Agent to be listed as the lienholder on the certificate of title or ownership relating to (i) any Motor Vehicle owned by such Grantor that has a fair market value of at least $50,000 or (ii) at the request of the Collateral Agent, any other Motor Vehicle owned by such Grantor;

            (g) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or other instrument constituting Collateral;

            (h) furnish to the Collateral Agent, from time to time at the Collateral Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail;

            (i) do all things reasonably requested by the Collateral Agent in order to enable the Collateral Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of investment property, deposit accounts, electronic chattel paper and letter of credit rights) over any Collateral; and

            (j) notify the Collateral Agent if such Grantor reasonably believes it is entitled to recover a commercial tort claim the value of which is in excess of $50,000 and such Grantor take all such action reasonably requested by the Collateral Agent to grant to the Collateral Agent and perfect a security interest in such commercial tort claim.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, electronic, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                   ARTICLE V

                              THE COLLATERAL AGENT

      SECTION 5.1. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, following the occurrence and continuation of a Specified Event, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.10).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Collateral Agent shall not exercise and shall have no duty to exercise, any of the powers set forth in this Section, except in accordance with the Intercreditor Agreement.

      SECTION 5.2. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to
Section 6.4.

      SECTION 5.3. Collateral Agent Has No Duty. In addition to, and not in limitation of, Section 2.6, the powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property constituting Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Except as expressly provided herein to the contrary, in no event will the Collateral Agent have any liability under this Security Agreement or otherwise except for its own gross negligence or willful misconduct.

      SECTION 5.5. Other Duties and Rights of the Collateral Agent.

            (a) The Collateral Agent shall not be liable for interest on any money or assets received by it except as the Collateral Agent may agree in writing with the Company. Assets held in trust by the Collateral Agent need not be segregated from other assets except to the extent required by law.

            (b) The Collateral Agent may rely and shall be fully protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Collateral Agent need not investigate any fact or matter stated in any document.

            (c) Before the Collateral Agent acts or refrains from acting, it may consult with counsel and may require an officers' certificate or an opinion of counsel, or both, at the expense of the Grantors. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

            (d) The Collateral Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (e) The Collateral Agent shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers under this Security Agreement.

            (f) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records and premises of the Company, personally or by agent or attorney and to consult with the officers and representatives of the Company, including the Company's accountants and attorneys. Except as expressly stated herein to the contrary, in no event shall the Collateral Agent have any responsibility to ascertain whether there has been compliance with any of the covenants or provisions of the Security Agreement.

            (g) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Security Agreement at the request, order or direction of the Trustee or any of the Holders pursuant to the provisions of this Security Agreement unless such Holders shall have offered to the Collateral Agent security or indemnity reasonably satisfactory to the Collateral Agent against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

            (h) The Collateral Agent shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

      SECTION 5.6. Replacement of Collateral Agent.

            (a) The Collateral Agent may resign upon 30 days prior notice by so notifying the Company and the Trustee. The Trustee may remove the Collateral Agent upon 30 days prior notice by so notifying the Company, and, in such event, the Trustee and the Company shall appoint a successor Collateral Agent. Either the Trustee or the Company may remove the Collateral Agent if:

                  (i) the Collateral Agent is adjudged bankrupt or insolvent;

                  (ii) a receiver or other public officer takes charge of the
            Collateral Agent or its property; or

                  (iii) the Collateral Agent becomes incapable of acting.

            (b) If the Collateral Agent resigns or is removed or if a vacancy exists in the office of Collateral Agent for any reason, the Trustee and the Company shall notify each Holder of such event and shall promptly appoint a successor Collateral Agent.

            (c) A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Company. Immediately after that, the retiring Collateral Agent shall transfer all property held by it as Collateral Agent to the successor Collateral Agent, subject to the lien provided in Section 7.07 of the Indenture, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Security Agreement.

            (d) If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, the Trustee or the Company may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

            (e) Notwithstanding any resignation or replacement of the Collateral Agent pursuant to this Section, each Grantor's obligations under Section
      6.4 shall continue for the benefit of the retiring Collateral Agent.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Specified Event shall have occurred and be continuing then, subject in all respects to the requirements and limitations provided in the Intercreditor Agreement:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties, and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at any private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent shall have no obligation to marshal any of the Collateral.

            (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Secured Obligations as follows:

                  (i) first, to the payment of any amounts payable to the
            Collateral Agent pursuant to Sections 6.08 and 7.07 of the Indenture and Section 6.4;

                  (ii) second, to the equal and ratable payment of Secured
            Obligations, in accordance with each Secured Party's Secured Obligations owing to it under or pursuant to the Indenture or any other Related Document, applied

                        (A) first to fees and expense reimbursements then due to
                  such Secured Party,

                        (B) then to interest due to such Secured Party, and

                        (C) then to pay the remaining outstanding Secured
                  Obligations; and

                  (iii) fourth, to be held as additional collateral security until the payment in full in cash of all of the Secured Obligations, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) The Collateral Agent may

                  (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in such
            Grantor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of such Grantor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. Subject in all respects to the requirements and limitations provided in the Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

            (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Collateral Agent;

            (c) cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent or the Secured Parties by reason of the failure by any Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Collateral Agent) of the Collateral on the date the Collateral Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Indemnity and Expenses.

            (a) Each Grantor jointly and severally agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct.

            (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Collateral Agent or the Secured Parties hereunder, and

                  (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Related Document. This Security Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the provisions Section 1.04 thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of (x) the Holders or (y) the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Protection of Collateral. The Collateral Agent may from time to time, at its option, perform any act which each Grantor agrees hereunder to perform and which such Grantor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of the Company at the address of the Company specified in the Indenture, if to the Collateral Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Collateral Agent specified in the Indenture. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

      SECTION 7.6. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.7. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.8. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7.10. Intercreditor Agreement.

      (a) In case of any conflict or inconsistency between this Security Agreement and the Intercreditor Agreement or with respect to the rights and obligations of the parties prior to enforcement and the conditions and terms on which security interests may be enforced, the Intercreditor Agreement shall control; provided, however, that the terms of the Intercreditor Agreement shall not increase the obligations of, or adversely affect any rights, of any Grantor, in each case under this Security Agreement.

      (b) Not in limitation but in furtherance of the foregoing, any provision of this Security Agreement that provides for the Collateral Agent to have "control" of any Collateral consisting of investment property for purposes of
Article 8 or 9 of the U.C.C. shall be deemed satisfied if the Lender Agent shall have control of such Collateral (including, in the case of any such Collateral consisting of certificated securities by the delivery of such Collateral to the Lender Agent) so long as the conditions described in Section 9-314(c) of the U.C.C. shall not be satisfied prior to the Collateral Agent obtaining control of any such Collateral following the relinquishment of such control by the Lender Agent unless the Lien of the Collateral Agent in such Collateral is terminated or released in accordance with the terms hereof or the Intercreditor Agreement.

      (c) Prior to the termination of the Credit Agreement, in the event that any obligation of a Grantor conflicts with an obligation of such Grantor under the Collateral Documents executed pursuant to (and as defined in) the Credit Agreement, such Grantor will first comply with its obligation under such Collateral Documents, and then, to the extent possible, comply with its obligations hereunder.

      (d) Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, in each case in respect of any collateral constituting Noteholder Common Collateral (as defined in the Intercreditor Agreement described below) are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed, all as of the date first written above.

                                    GOLFSMITH INTERNATIONAL, INC.



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH INTERNATIONAL HOLDINGS, INC.



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH GP HOLDINGS, INC.



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President

                                    GOLFSMITH HOLDINGS, L.P.
                                    By: Golfsmith GP Holdings, Inc., as General
                                     Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                                              Security Agreement

                                    GOLFSMITH GP, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                          Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH DELAWARE, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                        Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                       Name:  Noel E. Wilens
                                       Title: Vice President


                                    GOLFSMITH CANADA, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                          Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH EUROPE, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                          Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                                              Security Agreement

                                    GOLFSMITH USA, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                          Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH NU, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                     Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH LICENSING, L.L.C.,
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                          Partner



                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                    GOLFSMITH INTERNATIONAL, L.P.,
                                    By: Golfsmith GP, L.L.C., as General Partner
                                    By: Golfsmith Holdings, L.P., as Sole Member
                                    By: Golfsmith GP Holdings, Inc., as General
                                     Partner

                                    By: /s/ NOEL E. WILENS
                                        --------------------------------------
                                        Name:  Noel E. Wilens
                                        Title: Vice President


                                                              Security Agreement

                                    U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                      Collateral Agent


                                    By /s/ BARBARA A. NASTRO
                                       ---------------------------------------
                                       Name:  Barbara A. Nastro
                                       Title: Vice President


                                                              Security Agreement

                                   SCHEDULE I

Item A. Intercompany Notes

- Maker: Intercompany Demand Note, dated January 1, 1999, by and between Golfsmith Europe, L.L.C., as borrower, and Golfsmith Holdings, L.P., as lender, for aggregate unpaid amount of all loans and intercompany advances made by lender to borrower.


Item B. Securities

          GRANTOR                              ISSUER                 AUTHORIZED SHARES     OUTSTANDING    % PLEDGED
          -------                              ------                 -----------------     -----------    ---------
Golfsmith International             Golfsmith International, Inc.             100               100           100%
Holdings, Inc.

Golfsmith International, Inc.       Golfsmith GP Holdings, Inc.            10,000             1,000           100%

                                                               TYPE OF L.L.C
        ISSUER                          ISSUER                   INTERESTS         % PLEDGED
        ------                          ------                   ---------         ---------
Golfsmith Holdings, L.P.       Golfsmith GP, L.L.C.              membership           100%

Golfsmith Holdings, L.P.       Golfsmith Delaware, L.L.C.        membership           100%

Golfsmith Holdings, L.P.       Golfsmith USA, L.L.C.             membership           100%

Golfsmith Holdings, L.P.       Golfsmith Licensing, L.L.C.       membership           100%

Golfsmith Holdings, L.P.       Golfsmith NU, L.L.C.              membership           100%

Golfsmith Holdings, L.P.       Golfsmith Europe, L.L.C.          membership           100%

Golfsmith Holdings, L.P.       Golfsmith Canada, L.L.C.          membership           100%

                                                              TYPE OF
                                                            PARTNERSHIP
     GRANTOR                      ISSUER                     INTEREST         % PLEDGED
     -------                      ------                     --------         ---------
Golfsmith                Golfsmith Holdings, L.P.           99% limited
International, Inc.                                         partnership

Golfsmith GP             Golfsmith Holdings, L.P.           1% general          100%
Holdings, Inc.                                              partnership

Golfsmith GP, L.L.C.     Golfsmith International, L.P.      99% limited
                                                            partnership

Golfsmith Delaware,      Golfsmith                          1% general          100%
L.L.C.                   International, L.P.                partnership

                                   SCHEDULE II

Item A: Locations of Each Grantor

Golfsmith International, Inc.                   Delaware

Golfsmith GP Holdings, Inc.                     Delaware

Golfsmith Holdings, L.P.                        Delaware

Golfsmith GP, L.L.C.                            Delaware

Golfsmith Delaware, L.L.C.                      Delaware

Golfsmith Canada, L.L.C.                        Delaware

Golfsmith Europe, L.L.C.                        Delaware

Golfsmith USA, L.L.C.                           Delaware

Golfsmith Licensing, L.L.C.                     Delaware

Golfsmith International, L.P.                   Delaware

Item B: Filing Locations Prior to July 1, 2001

          GRANTOR                     LOCATION
          -------                     --------
Golfsmith International         did not exist
Holdings, Inc.

Golfsmith International, Inc.   Texas (Travis county)

Golfsmith GP Holdings, Inc.     Texas (Travis county)

Golfsmith Holdings, L.P.        Texas (Travis county)

Golfsmith GP, L.L.C.            Texas (Travis county)

Golfsmith Delaware, L.L.C.      Texas (Travis county)

Golfsmith Canada, L.L.C.        Texas (Travis county)

Golfsmith Europe, L.L.C.        Texas (Travis county)

Golfsmith USA, L.L.C.           Texas (Travis county), Arizona,
                                Colorado, Illinois, Minnesota,
                                California

Golfsmith NU, L.L.C.            Texas (Travis county)
                                Pennsylvania (Allegheny county)
                                Georgia (Cobb and Gwinnett counties),
                                Ohio (Franklin county) Michigan,
                                New Jersey, New York

Golfsmith Licensing, L.L.C.     Texas (Travis county)

Golfsmith International, L.P.   Texas (Travis county), Georgia
                                (Fulton county)

Item C: Trade Names

       NAME OF ENTITY                 TRADE AND/OR OTHER NAME(S)
       --------------                 --------------------------
Golfsmith International, L.P.      Golfsmith; Golfsmith Golf Center

Golfsmith USA, L.L.C.              Golfsmith; Golfsmith Golf Center

Golfsmith NU, L.L.C.               Golfsmith; Golfsmith Golf Center

Item E: Taxpayer ID Numbers


     GOLFSMITH ENTITY                 FEIN
     ----------------                 ----
Golfsmith International               None
Holdings, Inc.

Golfsmith International, Inc.      22-1957337

Golfsmith GP Holdings, Inc.        74-2882421

Golfsmith Holdings, L.P.           74-2882420

Golfsmith GP, L.L.C.               74-2882412

Golfsmith Delaware, L.L.C.         74-2882419

Golfsmith Canada, L.L.C.           74-2882407

GOLFSMITH ENTITY                   FEIN

Golfsmith Europe, L.L.C.           74-2882408

Golfsmith USA, L.L.C.              74-2882405

Golfsmith NU, L.L.C.               74-2882404

Golfsmith Licensing, L.L.C.           None

Golfsmith International, L.P.      74-2864257

Item F: Government Contracts

None.

Item G: Deposit Accounts

     BANK NAME             ACCOUNT DESCRIPTION          ACCOUNT NUMBER            ENTITY
     ---------             -------------------          --------------            ------
Wells Fargo            GE Capital - Revolver            4496864422        Golfsmith International, L.P.

Wells Fargo            Golfsmith Intl L.P. Payroll      4950025627        Golfsmith International L.P.

Wells Fargo            Insurance                        4496834631        Golfsmith International L.P.

Wells Fargo            Flexible Spending                4128656089        Golfsmith International L.P.

Bank One               Retail cash/check 11 ,18, 24     1115001207798     Golfsmith USA L.L.C

First Union            Retail cash/check 14, 23, 28     2000007704349     Golfsmith NU L.L.C

Huntington             Retail cash/check 17, 27, 31     01891811261       Golfsmith NU L.L.C

Royal Bank of          Petty Cash & Refunds for         1002690           Golfsmith Canada L.L.C
Canada                 Vancouver

Royal Bank of          Checking account for             1005693           Golfsmith Canada L.L.C
Canada                 payables

Royal Bank of          Deposit accounts for US          4003125           Golfsmith Canada L.L.C
Canada                 Payments

Royal Bank of          Visa & Mastercard Mail Order     1036177           Golfsmith Canada L.L.C
Canada

Royal Bank of          Canadian Payroll                 1036185           Golfsmith Canada L.L.C
Canada

                                  SCHEDULE III

GOLFSMITH INTERNATIONAL, INC. IS THE RECORD OWNER OF ALL INTELLECTUAL PROPERTY; THEY ARE THE GRANTOR OF ALL SECURITY INTEREST IN THE INTELLECTUAL PROPERTY.

Item A. Patents

                               ISSUED U.S. PATENTS

TAB        NUMBER        DATE             ISSUE TITLE                  PATENT HOLDER
---        ------        ----             -----------                  -------------
 1        D349,142      7/26/94      Golf Club Putter Head       Union Planters Bank/Lynx
                                                                        Golf, Inc.

 2       4,883,275     11/28/89       Golf Club Iron Head        Union Planters Bank/Lynx
                                                                        Golf, Inc.

 3        D376,399     10/10/96         Golf Club Head           Union Planters Bank/Lynx
                                                                        Golf, Inc.

 4        D365,445     12/26/95          Golf Club Bag           Union Planters Bank/Lynx
                                                                        Golf, Inc.

 5        D307,455      4/24/90      Golf Club Putter Head       Union Planters Bank/Lynx
                                                                        Golf, Inc

 6        D300,546      4/4/89          Golf Club Head              Union Planters Bank

 7        D299,563      1/24/89           Golf Glove                  Lynx Golf, Inc.

 8        D350,581      9/13/94      Golf Club Putter Head            Lynx Golf, Inc.

 9        D350,583      9/13/94      Golf Club Putter Head       Union Planters Bank/Lynx
                                                                         Golf, Inc

10        D307,617      5/1/90         Golf Putter Head          Union Planters Bank/Lynx
                                                                         Golf, Inc

11        D371,640      7/9/96        Golf Club having a         Union Planters Bank/Lynx
                                       reinforced thumb                  Golf, Inc
                                            portion
12        D326,885      6/9/92         Golf Putter Head           Custom Golf Clubs, Inc.

13       5,839,975     11/24/98      Arch Reinforced Golf          Black Rock Golf Corp.
                                     Club Head (Killer Bee)

No pending patent applications and no applications in preparation

Item B. Patent Licenses

                           PATENT LICENSES

TAB        LICENSOR           LICENSEE           PATENT            DATE
---        --------           --------           ------            ----
 1      Richard Weiss     Golfsmith Int'l,        N/A         4/24/00 amended
                                Inc.                              6/11/01

 2      Richard Weiss     Golfsmith Int'l,        N/A         6/30/99 amended
                                Inc.                              6/11/01

                                   SCHEDULE IV

Item A. Trademarks

                             TRADEMARK REGISTRATIONS

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
 1              GOLFSMITH            1523640          5/31/94         Argentina

 2              BLACKCAT              651600          9/25/95         Australia

 3             CRYSTAL CAT            789998          3/31/99         Australia

 4       DESIGN/DEVICE/LOGO (CAT      794118          5/13/99         Australia
            HEAD OLD DESIGN)

 5              GOLFSMITH            A498532         10/31/88         Australia

 6        KILLER BEE (& DESIGN)       717222          9/11/96         Australia

 7                LYNX                591604          12/2/92         Australia

 8              PARALLAX              792092          4/22/99         Australia

 9              PREDATOR              432300          8/27/85         Australia

10        SNAKE EYES (& DESIGN)       742649          8/29/97         Australia

11               TIGRESS              792086          4/22/99         Australia

12       DESIGN/DEVICE/LOGO (CAT      156622         11/17/94       Austria (CTM)
            HEAD OLD DESIGN)

13              GOLFSMITH             131757          7/31/90       Austria (CTM)

14                LYNX                156995          3/2/95        Austria (CTM)

15         DESIGN/DEVICE/LOGO         669785          8/27/99       Benelux (CTM)
              (SNAKE EYES)

16       DESIGN/DEVICE/LOGO (CAT      560449         11/17/94       Benelux (CTM)
            HEAD OLD DESIGN)

17              GOLFSMITH             453336         10/26/98       Benelux (CTM)

18                LYNX                559478         11/17/94       Benelux (CTM)

19       LYNX & DESIGN (CAT HEAD      544664          1/27/94       Benelux (CTM)
               OLD DESIGN)

20              PREDATOR              411779          8/26/95       Benelux (CTM)

21             SNAKE EYES             669786          8/27/99       Benelux (CTM)

22              BLACK CAT           TMA 463563        9/20/96           Canada

23             CRYSTAL CAT          TMA 540834        2/6/01            Canada

24         DESIGN/DEVICE/LOGO         543000          3/23/01           Canada
              (SNAKE EYES)

25       DESIGN/DEVICE/LOGO (CAT    TMA 363650       11/17/89           Canada
            HEAD OLD DESIGN)

26              ELEGANCE            TMA 242377        4/3/80            Canada

27              GOLFSMITH             350081          1/20/89           Canada

28             KILLER BEE           TMA 504269       11/18/98           Canada

29        KILLER BEE (& DESIGN)     TMA 504268       11/18/98           Canada

30               LIBERTY            TMA 337999        3/11/88           Canada

31                LYNX              TMA 388111        8/23/91           Canada

32           LYNX (STYLIZED)        TMA 455121        3/15/96           Canada

33             LYNX MASTER          TMA 242375        4/3/80            Canada

34              PARALLAX            TMA 326329        4/16/87           Canada

35              PREDATOR            TMA 231907        2/23/79           Canada

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
36               PROWLER            TMA 242374        4/30/80           Canada

37               TIGRESS            TMA 242376        4/3/80            Canada

38             CRYSTAL CAT           1428984          8/7/00         China (PRC)

39         DESIGN/DEVICE/LOGO        1453154          10/7/00        China (PRC)
              (SNAKE EYES)

40         DESIGN/DEVICE/LOGO        1444251          9/14/00        China (PRC)
              (SNAKE EYES)

41       DESIGN/DEVICE/LOGO (CAT     1428987          8/7/00         China (PRC)
            HEAD OLD DESIGN)

42              GOLFSMITH            1422921          7/21/00        China (PRC)

43        KILLER BEE (& DESIGN)      1473130         11/14/00        China (PRC)

44                LYNX               1573138          5/21/01        China (PRC)

45               PROWLER             1509058          1/21/01        China (PRC)

46             SNAKE EYES            1453221          10/7/00        China (PRC)

47             SNAKE EYES            1453148          10/7/00        China (PRC)

48        SNAKE EYES (& DESIGN)      1457186         10/14/00        China (PRC)

49        SNAKE EYES (& DESIGN)      1461381         10/21/00        China (PRC)

50              GOLFSMITH             126691          3/1/91           Denmark

51              PREDATOR          VR 05045 1990       7/27/90          Denmark

52              BLACK CAT             230433         11/27/98          European
                                                                    Community (CTM)

53         DESIGN/DEVICE/LOGO        1220318          8/16/00          European
              (SNAKE EYES)                                          Community (CTM)

54       DESIGN/DEVICE/LOGO (CAT      242131          4/21/99          European
            HEAD OLD DESIGN)                                        Community (CTM)

55              GOLFSMITH            1118579          7/23/01          European
                                                                    Community (CTM)

56                LYNX                230391          5/17/99          European
                                                                    Community (CTM)

57           LYNX (STYLIZED)          807156          8/17/00          European
                                                                    Community (CTM)

58             LYNXMASTER             230300          3/10/99          European
                                                                    Community (CTM)

59              PARALLAX              230284         11/27/98          European
                                                                    Community (CTM)

60              PREDATOR              230276         11/27/98          European
                                                                    Community (CTM)

61               PROWLER              230268         11/27/98          European
                                                                    Community (CTM)

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
62             SILVER CAT             637975          6/1/99           European
                                                                    Community (CTM)

63             SNAKE EYES            1219914          8/16/00          European
                                                                    Community (CTM)

64        SNAKE EYES (& DESIGN)      1220136          8/16/00          European
                                                                    Community (CTM)

65               STINGER             1553411          7/23/01          European
                                                                    Community (CTM)

66              GOLFSMITH             114100          9/20/91          Finland

67      DESIGN/DEVICE/LOGO (LYNX)   94 544989        11/17/94        France (CTM)

68                LYNX              95 552144         1/4/95         France (CTM)

69              GOLFSMITH            1496561          11/2/88        France (CTM)

70              PREDATOR             1321090          8/26/85        France (CTM)

71              BLACK CAT            39508343         3/4/96        Germany (CTM)

72      DESIGN/DEVICE/LOGO (LYNX)    39402823         5/8/95        Germany (CTM)

73              GOLFSMITH            1167989         11/15/90       Germany (CTM)

74              PREDATOR             1089377          3/20/86       Germany (CTM)

75              BLACK CAT           7895/1996         9/26/94         Hong Kong

76         DESIGN/DEVICE/LOGO       11647/2000        2/18/00         Hong Kong
              (SNAKE EYES)

77         DESIGN/DEVICE/LOGO       7433/2000         5/24/00         Hong Kong
              (SNAKE EYES)

78       DESIGN/DEVICE/LOGO (CAT    12785/2000        3/2/00          Hong Kong
            HEAD OLD DESIGN)

79              GOLFSMITH          B06793/1996       10/26/93         Hong Kong

80        KILLER BEE (& DESIGN)     03800/1998        9/10/96         Hong Kong

81                LYNX              7204/2000         3/20/00         Hong Kong

82                LYNX              1279/1984         1/20/83         Hong Kong

83           LYNX (STYLIZED)        1117/1982         1/3/81          Hong Kong

84             SNAKE EYES           9472/2000        10/11/99         Hong Kong

85             SNAKE EYES           9471/2000        10/11/99         Hong Kong

86       DESIGN/DEVICE/LOGO (CAT      470300          3/17/01         Indonesia
                  HEAD)

87       DESIGN/DEVICE/LOGO (CAT      470629          3/28/01         Indonesia
                  HEAD)

88              GOLFSMITH             330747          4/4/95          Indonesia

89        KILLER BEE (& DESIGN)       399550         10/15/97         Indonesia

90      DESIGN/DEVICE/LOGO (LYNX)     166007         11/14/94          Ireland

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
91                LYNX                128922          9/23/88          Ireland

92              PARALLAX              128924          9/23/88          Ireland

93              PREDATOR              128923          9/23/88          Ireland

94       DESIGN/DEVICE/LOGO (CAT      691055         10/21/96        Italy (CTM)
               HEAD LOGO)

95              GOLFSMITH             551091         10/15/91        Italy (CTM)

96                LYNX                691056         12/21/96        Italy (CTM)

97              BOOM BOOM            2649495          4/28/94           Japan

98         DESIGN/DEVICE/LOGO        3351681         10/17/97           Japan
              (SNAKE EYES)

99         DESIGN/DEVICE/LOGO        4516751          4/19/02           Japan
              (SNAKE EYES)

100             GOLFSMITH            2173071          9/29/89           Japan

101             GOLFSMITH            4335252         11/12/99           Japan

102      DESIGN/DEVICE/LOGO (CAT      475359          8/18/00        South Korea
            HEAD OLD DESIGN)

103             GOLFSMITH             189342          3/9/90         South Korea

104        KILLER BEE & DESIGN        394831          2/9/98         South Korea

105               LYNX                298229          9/18/94        South Korea

106               LYNX                300891         10/27/94        South Korea

107               LYNX                314142          5/25/95        South Korea

108               LYNX                345230          8/9/96         South Korea

109       LYNX (& DESIGN) (CAT        71888           9/18/00        South Korea
                  HEAD)

110       SNAKE EYES (& DESIGN)       481416         11/16/00        South Korea

111               LYNX               85 05378         7/20/93         Malaysia

112             GOLFSMITH            4522750          2/21/94          Mexico

113        KILLER BEE & DESIGN        537660            N/A            Mexico

114               LYNX                103429          3/5/01         New Zealand

115       SNAKE EYES (& DESIGN)       317071          9/28/99        New Zealand

116       SNAKE EYES (& DESIGN)       311863          6/28/99        New Zealand

117             GOLFSMITH             188587          11/2/88        New Zealand

118      DESIGN/DEVICE/LOGO (CAT      141621          6/7/90           Norway
                  HEAD)

119             GOLFSMITH             146182          7/25/91          Norway

120             PREDATOR              141622          6/7/00           Norway

121          LYNX (STYLIZED)          158537          9/19/93          Norway

122             GOLFSMITH             62540           2/5/96        Philippines

123             GOLFSMITH             259976          9/10/93      Portugal (CTM)

124               LYNX                305584         10/10/95      Portugal (CTM)

125      DESIGN/DEVICE/LOGO (CAT    T99/11246C        7/10/99        Singapore
                  HEAD)

126      DESIGN/DEVICE/LOGO (CAT    T95/03868D          N/A          Singapore
            HEAD OLD DESIGN)

127      DESIGN/DEVICE/LOGO (CAT    T99/11247A        10/7/99        Singapore
                  HEAD)

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
128             GOLFSMITH             17193          11/11/93        Singapore

129       KILLER BEE (& DESIGN)      9356 96          9/2/96         Singapore

130               LYNX              T8300911J         2/21/94        Singapore

131               LYNX              T7461822C         8/29/95        Singapore

132       SNAKE EYES (& DESIGN)    T99/08501 F        10/8/99        Singapore

133             GOLFSMITH            92 6769          8/12/92       South Africa

134       KILLER BEE (& DESIGN)      96 13143         9/17/96       South Africa

135      DESIGN/DEVICE/LOGO (CAT     1931294          6/5/95           Spain
            HEAD OLD DESIGN)

136             GOLFSMITH            1282341          3/20/91          Spain

137             GOLFSMITH             219470         11/23/90       Sweden (CTM)

138             PREDATOR              201125          5/7/86        Sweden (CTM)

139     DESIGN/DEVICE/LOGO (LYNX)     426459          11/1/94       Switzerland

140             GOLFSMITH             219470         11/23/90       Switzerland

141       KILLER BEE (& DESIGN)       440053          8/6/96        Switzerland

142               LYNX                427932         11/29/94       Switzerland

143             BLACK CAT             695184          11/1/95       Taiwan (ROC)

144            CRYSTAL CAT            886742          3/16/00       Taiwan (ROC)

145        DESIGN/DEVICE/LOGO         914749         11/16/00       Taiwan (ROC)
              (SNAKE EYES)

146        DESIGN/DEVICE/LOGO         917686          12/1/00       Taiwan (ROC)
              (SNAKE EYES)

147      DESIGN/DEVICE/LOGO (CAT      427703          1/16/89       Taiwan (ROC)
            HEAD OLD DESIGN)

148      DESIGN/DEVICE/LOGO (CAT      468188          12/1/89       Taiwan (ROC)
            HEAD OLD DESIGN)

149      DESIGN/DEVICE/LOGO (CAT      471252          1/1/90        Taiwan (ROC)
            HEAD OLD DESIGN)

150      DESIGN/DEVICE/LOGO (CAT      477066          3/1/90        Taiwan (ROC)
            HEAD OLD DESIGN)

151      DESIGN/DEVICE/LOGO (CAT      474125          2/1/90        Taiwan (ROC)
            HEAD OLD DESIGN)

152      DESIGN/DEVICE/LOGO (CAT      493117          8/1/90        Taiwan (ROC)
            HEAD OLD DESIGN)

153             GOLFSMITH             476096          2/16/90       Taiwan (ROC)

154             GOLFSMITH             947060          6/16/01       Taiwan (ROC)

155            KILLER BEE             886741          3/16/00       Taiwan (ROC)

156              LIBERTY              334375          7/31/96       Taiwan (ROC)

157               LYNX                377128          9/16/87       Taiwan (ROC)

158               LYNX                955979          8/16/01       Taiwan (ROC)

159          LYNX (STYLIZED)          350551         12/16/87       Taiwan (ROC)

160          LYNX (STYLIZED)          348027          12/1/86       Taiwan (ROC)

161          LYNX (STYLIZED)          468187          12/1/89       Taiwan (ROC)

162          LYNX (STYLIZED)          475705          2/16/90       Taiwan (ROC)

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
163          LYNX (STYLIZED)          442679          5/16/89       Taiwan (ROC)

164          LYNX (STYLIZED)          474124          2/1/90        Taiwan (ROC)

165          LYNX (STYLIZED)          500379          10/1/90       Taiwan (ROC)

166     LYNX (STYLIZED) & DESIGN      82307           6/1/76        Taiwan (ROC)
           (CAT HEAD DETAILED)

167             PARALLAX              324686          5/1/86        Taiwan (ROC)

168             PREDATOR              331137          6/29/96       Taiwan (ROC)

169              PROWLER              910372         10/16/00       Taiwan (ROC)

170            SNAKE EYES             917687          12/1/00       Taiwan (ROC)

171            SNAKE EYES             774546          8/30/97       Taiwan (ROC)

172            TEXAS WEDGE            476097          2/16/90       Taiwan (ROC)

173              TIGRESS              889987          4/16/00       Taiwan (ROC)

174      DESIGN/DEVICE/LOGO (CAT     TM124296        11/24/00         Thailand
                  HEAD)

175      DESIGN/DEVICE/LOGO (CAT    TM 102725        11/30/99         Thailand
            HEAD OLD DESIGN)       131656 (old)

176      DESIGN/DEVICE/LOGO (CAT    TM 125404         1/3/01          Thailand
              HEAD DESIGN)

177             GOLFSMITH          132815 (old)       3/15/89         Thailand

178       KILLER BEE (& DESIGN)      TM 69585         7/12/00         Thailand

179               LYNX                78858           10/1/98         Thailand

180               LYNX                74487           8/7/91          Thailand

181               LYNX               TM 18364         9/25/94         Thailand

182          LYNX (STYLIZED)        TM 103335         5/12/89         Thailand
                                   138891 (old)

183             PREDATOR            TM 103337         5/8/89          Thailand
                                   133210 (old)

184             BLACK CAT            2008686          8/30/96          United
                                                                    Kingdom (CTM)

185      DESIGN/DEVICE/LOGO (CAT     1536846          6/10/94          United
                  HEAD)                                             Kingdom (CTM)

186             GOLFSMITH            B1361988        10/27/88          United
                                                                    Kingdom (CTM)

187              LIBERTY             1255176         11/26/85          United
                                                                    Kingdom (CTM)

188               LYNX               1211627          1/27/84          United
                                                                    Kingdom (CTM)

189               LYNX               1211626          1/27/84          United
                                                                    Kingdom (CTM)

190             PARALLAX             1255177         11/26/85          United
                                                                    Kingdom (CTM)

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
191             PREDATOR             1092683          3/16/99          United
                                                                    Kingdom (CTM)

192            SNAKE EYES            2040290          7/26/96          United
                                                                    Kingdom (CTM)

193             ACCUCORE            2,125,496        12/30/97       United States

194             BACKFLOW            2,121,599        12/16/97       United States

195      BECAUSE IT'S MORE THAN     1,903,655         7/4/95        United States
               JUST A GAME

196            BIMETALLIC           2,125,480        12/30/97       United States

197             BLACK CAT           1,983,048         6/25/96       United States

198            BLACK HAWK           2,152,015         4/21/98       United States

199            BLACKSMITH           2,125,856        12/30/97       United States

200              BOBTAIL            1,126,412        10/30/79       United States

201           BRASS MASTER          2,248,524         6/1/99        United States

202        BULL WHIP SHAFT (&       2,140,571         3/3/98        United States
                 DESIGN)

203           CARBON STICK          2,190,347         9/22/98       United States

204            CARBON TOUR          2,253,665         6/15/99       United States

205              COMFORT            2,389,096         9/28/00       United States

206          COPPER CLASSIC         2,204,865        11/24/98       United States

207            CRYSTAL CAT          2,453,296         5/22/01       United States

208     CUSTOM MADE WEDGE SYSTEM    2,238,074         4/13/99       United States

209             DEAD STOP           2,139,044         2/24/98       United States

210        DESIGN/DEVICE/LOGO       2,065,242         5/27/97       United States
            (BLACK CAT HEAD)

211      DESIGN/DEVICE/LOGO (CAT    1,518,085        12/27/88       United States
            HEAD OLD DESIGN)

212      DESIGN/DEVICE/LOGO (CAT    1,518,125        12/27/88       United States
            HEAD OLD DESIGN)

213         DESIGNATED DRIVER       2,121,890        12/16/97       United States

214              EASY ON            1,434,797         3/31/87       United States

215            FIBER STAR           2,193,255         10/6/98       United States

216             FIRE STAR           2,130,690         1/20/98       United States

217             GOLFSMITH           1,447,761         7/14/87       United States

218          GRAND TITANIUM         2,266,938         8/3/99        United States

219             GREY HAWK           2,125,678        12/30/97       United States

220             INTERFACE           2,129,126         1/13/98       United States

221             JETSTREAM           2,124,015        12/23/97       United States

222            KILLER BEE           1,966,455         4/9/96        United States

223       KILLER BEE (& DESIGN)     1,997,989         9/3/96        United States

224             LADY HAWK           2,144,570         3/17/98       United States

225           LADY STERLING         2,144,569         3/17/98       United States

TAB             TRADEMARK             NUMBER     REGISTRATION DATE     COUNTRY
---             ---------             ------     -----------------     -------
226              LIBERTY            1,416,763        11/11/86       United States

227             LONG JON            2,325,087         3/7/00        United States

228               LYNX              1,446,493         7/7/87        United States

229               LYNX               943,571          9/26/72       United States

230               LYNX                53115             N/A         United States
                                                                      California

231               LYNX                53116             N/A         United States
                                                                      California

232            NIGHT HAWK           2,124,013        12/23/97       United States

233            O/S PROJECT          2,140,897         3/31/98       United States

234             PARALLAX            1,399,697         7/1/86        United States

235             PATHMARK            2,132,755         1/27/98       United States

236              PATRIOT            1,399,698         7/1/86        United States

237                PAW              2,013,921         11/5/96       United States

238            POINT BLANK          2,124,012        12/23/97       United States

239             POSITRAC            2,125,832        12/30/97       United States

240            POWER TAPER          1,984,104         7/2/96        United States

241             PREDATOR            1,351,870         7/30/95       United States

242           PURE BALANCE          2,140,899         3/3/98        United States

243            ROUGH RIDER          2,258,083         6/29/99       United States

244          SEASONED PLAYER        2,129,129         1/13/98       United States

245         SHORT GAME SYSTEM       2,392,567        10/20/00       United States

246            SIGHT LINE           2,129,130         1/13/98       United States

247            SILVERSMITH          2,121,889        12/16/97       United States

248           SINGLE STROKE         2,193,256         10/6/98       United States

249       SNAKE EYES (& DESIGN)     1,889,946         4/18/95       United States

250            SOFT STROKE          2,129,128         1/13/98       United States

251            SONIC BOOM           2,156,583         5/12/98       United States

252              SONORA             2,301,230        12/21/99       United States

253          SONORA GOLF CO.        1,987,306         7/16/96       United States

254           SPECIAL FORCE         2,129,132         1/13/98       United States

255            SPEED BUMPS          2,124,011        12/23/97       United States

256             STERLING            2,129,131         1/13/98       United States

257              STINGER            2,374,557         8/8/00        United States

258            STOP ACTION          2,129,133         1/13/98       United States

259             SUNDANCE            2,129,127         1/13/98       United States

260            SUPER TRACK          2,249,691         6/1/99        United States

261           TEXAS CLASSIC         2,190,501         9/22/98       United States

262            TEXAS WEDGE          2,047,644         3/25/97       United States

263              TIGRESS            1,356,970         8/27/85       United States

264            TOUR CAVITY          2,255,633         6/22/99       United States

265             TOUR TECH           2,140,901         3/3/98        United States

266             TRI-RAIL            2,129,134         1/13/98       United States

267            WEED CUTTER          2,124,014        12/23/97       United States

268                XPC              1,274,437         4/17/84       United States

                             TRADEMARK APPLICATIONS

                                    APPLICATION        DATE OF
TAB            TRADEMARK               NUMBER        APPLICATION         COUNTRY
---            ---------               ------        -----------         -------
 1               LYNX                  879682          6/19/01           Australia

 2            SNAKE EYES               1020587         6/28/99            Canada

 3       SNAKE EYES (& DESIGN)         1020586         6/28/99            Canada

 4      DESIGN/DEVICE/LOGO (CAT       200190356        12/6/00             China
                 HEAD)

 5             GOLFSMITH             9900032476         4/2/99             China

 6               LYNX                9900098601        8/25/99             China

 7               LYNX                9900053811        5/17/99             China

 8            CRYSTAL CAT              806877          4/17/98           European
                                                                       Community (CTM)

 9             GOLFSMITH               610484          10/27/93            India

10            SNAKE EYES             88204/1999        10/4/99             Japan

11               LYNX                 93 08614         10/28/93          Malaysia

12       SNAKE EYES (& DESIGN)        99 10290         10/15/99          Malaysia

13            KILLER BEE               116020          12/3/96          Philippines

14               LYNX               4 1999 07528       10/1/99          Philippines

15       SNAKE EYES (& DESIGN)      4 1999 06367       8/26/99          Philippines

16             BLACK CAT              95 00630         1/20/95         South Africa

17      DESIGN/DEVICE/LOGO (CAT       99/19087         10/15/90        South Africa
                 HEAD)

18               LYNX                 99/19085         10/15/99        South Africa

19       SNAKE EYES (& DESIGN)        99/19086         10/15/99        South Africa

20              TIGRESS               91/19086         4/23/91         South Africa

21       SNAKE EYES (& DESIGN)        90041243         10/5/01         Taiwan (ROC)

22        BLACK ROCK & DESIGN        75/233,850        1/30/97         United States

23            FIRE FORGED            76/181,735        12/12/00        United States

25           QUICK STRIKE            76/105,038         8/8/00         United States

26            TOUR STEEL             76/181,734        12/12/00        United States

Item B. Trademark Licenses

                               TRADEMARK LICENSES

  TAB              LICENSOR                      LICENSEE                     TRADEMARK                 DATE
  ---              --------                      --------                     ---------                 ----
   1         Golfsmith Int'l, L.P.         Bali Leathers, Inc.         LYNX, Cat Head Design,          9/1/01
                                                                       SNAKE EYES, Snake Eyes
                                                                        Design, SNAKE EYES &
                                                                       Design, & KILLER BEE &
                                                                               Design,

   2         Golfsmith Int'l, L.P.       Golf Gear Australia Pty.     SNAKE EYES, SNAKE EYES &         5/1/01
                                                   Ltd.              DESIGN & Snake Eyes Design

   3         Golfsmith Int'l, L.P.       Golf Gear Australia Pty.      Cat Head Design & LYNX          5/1/01
                                                   Ltd.                      trademarks

   4         Golfsmith Int'l, L.P.           Hwa Kyung, Inc.            Cathead Design & LYNX          1/1/01
                                                                             trademarks

   5         Golfsmith Int'l, L.P.       Mascot Leisure Business       Design/Device/Logo (Cat         9/1/00
                                                  Corp.                   Head), LYNX, LYNX
                                                                      (Stylized), & LYNX, LYNX
                                                                      (Stylized) & Design (Cat
                                                                           Head Detailed)

   6         Golfsmith Int'l, L.P.          Korea Golf Academy                GOLFSMITH                1/1/02

   7         Golfsmith Int'l, L.P.         Sumikin Bussan Corp.        Design/Device/Logo (Cat         3/1/00
                                                                      Eye), Design/Device/Logo
                                                                        (Cat Head), LYNX (New
                                                                       Font), LYNX (Stylized),
                                                                         LYNX (with Japanese
                                                                     Characters), LYNX & Design
                                                                      (Cat Eye), & LYNX Golf &
                                                                          Design (Cat Eye)

   8         Golfsmith Int'l, L.P.           Earl Weiss d/b/a                  STINGER                 6/1/00
                                          Performance Golf, Inc.


   9         Golfsmith Int'l, L.P.           Pro Select, Inc.                  TI CAT                  7/9/02

   10        Golfsmith Int'l, L.P            Cobra Golf, Inc.                BIMETALLIC                1/1/99

   11        Golfsmith Int'l, L.P                TTHGOLF                  "Marks & Images"            2/22/02

   12        Spalding Sports               Golfsmith Int'l, L.P.           SPALDING & Star,            3/1/02

  TAB              LICENSOR                      LICENSEE                     TRADEMARK                 DATE
  ---              --------                      --------                     ---------                 ----
           Worldwide, Inc.                                          ASCENT, BIRDIE, BIRD ON BALL
                                                                      & Design, CASH-IN, EPIC,
                                                                         LEGACY, PRO IMPACT,
                                                                       PULSAR, TEE-FLITE, TOUR
                                                                         1000, TOUR IMPACT &
                                                                             SYCHRODYNE

   13     Spalding Sports Worldwide,      Golfsmith Int'l, L.P.       SPALDING & Star, ASCENT,         3/1/02
                     Inc.                                              BIRDIE, BIRD ON BALL &
                                                                       Design, CASH-IN, EPIC,
                                                                     LEGACY, PRO IMPACT, PUSAR,
                                                                     TEE-FLITE, TOUR 1000, TOUR
                                                                         IMPACT & SYCHRODYNE
   14

   15         The Boeing Company          Golfsmith Int'l, L.P.                  747                   7/1/92

   16          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              7/1/95

   17          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              1/1/00

   18          T.H. Penick, Inc.          Golfsmith Int'l, L.P.             HARVEY PENICK              1/1/00

   19     Dunlop Slazenger Int'l Ltd.     Golfsmith Int'l, L.P.               JETSTREAM               11/25/96

   20         Ski Dynastar, Inc.          Golfsmith Int'l, L.P.               ELASTEEL                6/10/99

   21             Winn, Inc.              Golfsmith Int'l, L.P.                CONTOUR                 1/1/00

                                  DOMAIN NAMES

     TAB                DOMAIN NAME                          OWNER                    REG. DATE         EXP. DATE
      1                golfsmith.biz             Golfsmith International, Inc.         12/14/01          12/14/03

      2                golfsmith.com             Golfsmith International, Inc.         4/26/95           4/27/03

      3               golfsmith.info             Golfsmith International, Inc.         10/31/01          10/31/03

      4                golfsmith.us              Golfsmith International, Inc.          5/3/02           5/24/04

      5              harveypenick.com            Golfsmith International, Inc.          2/8/99            2/8/03

      6                lynxgolf.com                     Golfsmith, Inc.                10/22/99          10/22/10

                                   SCHEDULE V

No copyrights registered or pending

                                   SCHEDULE VI

No trade secret or know-how licenses

                                                                       EXHIBIT A
                                                           to Security Agreement

                           PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________ (the "Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, Golfsmith International, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and its Senior Secured Notes due 2009, Series B to be issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantor and certain of its Affiliates have entered into that certain Credit Agreement, dated as of October 15, 2002 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantor and such Affiliates have entered into Collateral Agreements (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral (as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Security Agreement, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule III attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Schedule III attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule III attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule III attached hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8. Subject to Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER, IN EACH CASE IN RESPECT OF ANY COLLATERAL CONSTITUTING NOTEHOLDER COMMON COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT DESCRIBED BELOW) ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 15, 2002 (AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") AMONG GENERAL ELECTRIC CAPITAL CORPORATION AS SENIOR AGENT, AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS COLLATERAL AGENT, U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE, AND THE OBLIGORS, INCLUDING THE GRANTORS HEREUNDER NAMED THEREIN. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    [NAME OF GRANTOR], a ____________
                                      _____________

                                    By ____________________________________
                                       Name:
                                       Title:



                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Collateral Agent

                                    By ____________________________________
                                       Name:
                                       Title:

                                                                    SCHEDULE III
                                                    to Patent Security Agreement


Item A.  Patents




                           Issued Patents
-------------------------------------------------------------------
*Country       Patent No.     Issue Date     Inventor(s)      Title
--------       ----------     ----------     -----------      -----




                    Pending Patent Applications
-------------------------------------------------------------------
*Country       Serial No.     Filing Date    Inventor(s)      Title
--------       ----------     -----------    -----------      -----




                 Patent Applications in Preparation
--------------------------------------------------------------------
                               Expected
*Country       Docket No.     Filing Date    Inventor(s)      Title
--------       ----------     -----------    -----------      -----




Item B.  Patent Licenses

*Country or                                Effective     Expiration    Subject
  Territory    Licensor       Licensee       Date           Date        Matter
  ---------    --------       --------       ----           ----        ------




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                           to Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a ___________
__________ (the "Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, Golfsmith International, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and its Senior Secured Notes due 2009, Series B to be issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantor and certain of its Affiliates have entered into that certain Credit Agreement, dated as of October 15, 2002 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantor and such Affiliates have entered into Collateral Agreements (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral (as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Security Agreement, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule IV attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule IV attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clause (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule IV attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8. Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, in each case in respect of any collateral constituting Noteholder Common Collateral (as defined in the Intercreditor Agreement described below) are subject to the provisions of the Intercreditor Agreement, dated as of October 15, 2002 (as amended, modified or supplemented from time to time, the "Intercreditor Agreement") among General Electric Capital Corporation as Senior Agent, and U.S. Bank Trust National Association, as Collateral Agent, U.S. Bank Trust National Association, as Trustee, and the Obligors, including the Grantors hereunder named therein. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    [NAME OF GRANTOR], a ____________
                                       _____________

                                    By _______________________________________
                                       Name:
                                       Title:



                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Collateral Agent

                                    By _______________________________________
                                       Name:
                                       Title:

                                                                     SCHEDULE IV
                                                 to Trademark Security Agreement


Item A.  Trademarks




                      Registered Trademarks
----------------------------------------------------------------------
*Country       Trademark       Registration No.      Registration Date
--------       ---------       ----------------      -----------------





                Pending Trademark Applications
--------------------------------------------------------------
*Country          Trademark        Serial No.      Filing Date
--------          ---------        ----------      -----------




              Pending Applications in Preparation
----------------------------------------------------------------
                                         Expected      Products/
*Country      Trademark    Docket No.   Filing Date    Services
--------      ---------    ----------   -----------    --------




Item B.  Trademark Licenses


 *Country or                                         Effective     Expiration
  Territory     Trademark    Licensor    Licensee       Date          Date
  ---------     ---------    --------    --------       ----          ----




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                           to Security Agreement


                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a __________ (the
"Grantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with its successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, Golfsmith International, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and its Senior Secured Notes due 2009, Series B to be issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantor and certain of its Affiliates have entered into that certain Credit Agreement, dated as of October 15, 2002 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantor and such Affiliates have entered into Collateral Agreements (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral (as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, in connection with the Indenture, the Grantor has executed and delivered a Security Agreement, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the Notes Issuance, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from proceeds of the Notes issued by the Company;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Collateral Agent, and grant to the Collateral Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Collateral Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the Collateral Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Related Document, etc. This Agreement is a Related Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Indenture.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 8. Subject to Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER, IN EACH CASE IN RESPECT OF ANY COLLATERAL CONSTITUTING NOTEHOLDER COMMON COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT DESCRIBED BELOW) ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 15, 2002 (AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") AMONG GENERAL ELECTRIC CAPITAL CORPORATION AS SENIOR AGENT, AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS COLLATERAL AGENT, U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE, AND THE OBLIGORS, INCLUDING THE GRANTORS HEREUNDER NAMED THEREIN. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    [NAME OF GRANTOR], a ____________
                                       _____________

                                    By ____________________________________
                                       Name:
                                       Title:



                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Collateral Agent

                                    By ____________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE V
                                                                    to Copyright
                                                              Security Agreement


Item A.  Copyrights/Mask Works


                   Registered Copyrights/Mask Works
------------------------------------------------------------------------
*Country    Registration No.    Registration Date     Author(s)    Title
--------    ----------------    -----------------     ---------    -----





          Copyright/Mask Work Pending Registration Applications
-------------------------------------------------------------------------
*Country            Serial No.       Filing Date       Author(s)    Title
--------            ----------       -----------       ---------    -----





       Copyright/Mask Work Registration Applications in Preparation
----------------------------------------------------------------------------
                                         Expected
*Country               Docket No.       Filing Date     Author(s)      Title
--------               ----------       -----------     ---------      -----




Item B.  Copyright/Mask Work Licenses

   *Country or                             Effective     Expiration   Subject
    Territory     Licensor    Licensee        Date          Date       Matter
    ---------     --------    --------        ----          ----       ------




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                         ANNEX I
                                                           to Security Agreement

                        SUPPLEMENT TO SECURITY AGREEMENT

      This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Security Agreement, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.5 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), in favor of U.S. BANK TRUST NATIONAL ASSOCIATION, as collateral agent (together with any successor(s) thereto in such capacity, the "Collateral Agent") for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security Agreement), is made by the undersigned.

                              W I T N E S S E T H:

      WHEREAS, Golfsmith International, Inc., a Delaware corporation (the "Company"), the Subsidiaries of the Company and the Collateral Agent, as trustee, have entered into an Indenture, dated as of October 15, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Indenture"), and in connection therewith, the Company has issued (the "Notes Issuance") its Senior Secured Notes due 2009 (and its Senior Secured Notes due 2009, Series B to be issued in exchange therefor) (collectively, the "Notes");

      WHEREAS, various financial institutions, as lenders (the "Lenders"), General Electric Capital Corporation, a Delaware corporation, as agent on behalf of the Lenders (in such capacity, the "Lender Agent"), and the Grantor and certain of its Affiliates have entered into that certain Credit Agreement, dated as of October 15, 2002 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations from time to time to the Borrowers (as defined therein) and the Grantor and such Affiliates have entered into Collateral Agreements (as defined therein) with the Lender Agent as well;

      WHEREAS, the Collateral Agent, the Lender Agent and the Grantors have entered into that certain Intercreditor Agreement, dated as of October 15, 2002 (such intercreditor agreement is the Intercreditor Agreement referred to and defined in the Indenture, and as used herein, the term "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture), pursuant to which, among other things, (a) the Lender Agent is recognized as having a first priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself and the Lenders and (b) the Collateral Agent is recognized as having (i) a second priority interest in all of the Collateral (as defined in the Collateral Agreements) (other than real property, Equipment and proceeds thereof) for the benefit of itself, the Trustee and the Holders and (ii) a first priority interest in all of the Collateral

(as defined in the Collateral Agreements) constituting real property, Equipment and proceeds thereof for the benefit of itself, the Trustee and the Holders;

      WHEREAS, as a condition to the Notes Issuance, the undersigned is required to execute and deliver this Supplement;

      WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security Agreement;

      WHEREAS, the Security Agreement provides that additional parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement;

      WHEREAS, pursuant to the provisions of Section 7.5 of the Security Agreement, the undersigned is becoming an Additional Grantor under the Security Agreement; and

      WHEREAS, the undersigned desires to become a Grantor under the Security Agreement in order to induce the Holders to acquire the Notes and maintain the Indebtedness evidenced thereby as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

SECTION 1. In accordance with the Security Agreement, the undersigned by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby

            (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder;

            (b) assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, and grants to the Collateral Agent for its benefit and the ratable benefit of each other Secured Party, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "Collateral"):

                  (i) all Intercompany Notes in which the undersigned has an interest (including each Intercompany Note described in Item A of Schedule I hereto);

                  (ii) all interest and other payments and rights with respect to each Intercompany Note in which the undersigned has an interest;

                  (iii) (A) all investment property in which the undersigned has an interest (including the Capital Securities of each issuer of such Capital Securities described in Schedule I hereto) and (B) all other Capital Securities which are interests in limited liability companies or partnerships in which the undersigned has an interest (including the Capital Securities of each issuer of such Capital Securities described in Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (iii)(A) and (iii)(B) (provided, however, that not more than 65% of all of the Capital Securities that are voting Capital Securities of any Foreign Subsidiary of the undersigned shall be so pledged by the undersigned);

                  (iv) all equipment in all of its forms of the undersigned
            (including all Motor Vehicles), wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

                        (A) all inventory in all of its forms of the
                  undersigned, wherever located, including

                        (B) all raw materials and work in process therefor,
                  finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                        (C) all goods in which the undersigned has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which the undersigned has an interest or right as consignee), and

                        (D) all goods which are returned to or repossessed by
                  the undersigned,

            and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (v) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (including tax refunds and payment intangibles) of the undersigned, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the undersigned now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes, general intangibles and payment intangibles (all of the foregoing being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

                  (vi) all deposit accounts of the undersigned and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments, if any, now owned or hereafter acquired, held therein (or in sub-accounts thereof) and all certificates and instruments, if any, from time to time representing or evidencing such investments, and all interest, earnings and proceeds in respect thereof;

                  (vii) all Intellectual Property Collateral of the undersigned;

                  (viii) all of the undersigned's letter of credit rights;

                  (ix) all commercial tort claims in which the undersigned has rights (including as a plaintiff);

                  (x) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                  (xi) all of the undersigned's other property and rights of every kind and description and interests therein; and

                  (xii) all products, offspring, rents, issues, profits,
            returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (i) through
            (xi), proceeds deposited from time to time in any lock box or deposit account of the undersigned, and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

      provided, however, that "Collateral" shall not include any general intangibles or other rights described in clause (v) above arising under any contracts, instruments, licenses or other documents described in such clause as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained (and in connection therewith, the undersigned agrees to use its best efforts to obtain any such required consent);

            (c) agrees that each of the Schedules attached hereto shall be deemed to be a Schedule thereto; and

            (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Grantor" or "Additional Grantor" in the Security Agreement shall be deemed to include the undersigned.

      SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

      SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

      SECTION 5. Without limiting the provisions of the Indenture (or any other Related Document, including the Security Agreement), the undersigned agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Collateral Agent.

      SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER RELATED DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7. This Supplement hereby incorporates by reference the provisions of the Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security Agreement. Unless otherwise defined herein or the context otherwise requires, terms used in this Supplement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 9. Subject to Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER, IN EACH CASE IN RESPECT OF ANY COLLATERAL CONSTITUTING NOTEHOLDER COMMON COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT DESCRIBED BELOW) ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 15, 2002 (AS AMENDED, MODIFIED OR

SUPPLEMENTED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") AMONG GENERAL ELECTRIC CAPITAL CORPORATION AS SENIOR AGENT, AND U.S. BANK TRUST NATIONAL ASSOCIATION, AS COLLATERAL AGENT, U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE, AND THE OBLIGORS, INCLUDING THE GRANTORS HEREUNDER NAMED THEREIN. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

      IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    [NAME OF ADDITIONAL GRANTOR], a
                                       ____________ _____________

                                    By:____________________________________
                                       Name:
                                       Title:



ACKNOWLEDGED AND ACCEPTED BY:

U.S. BANK TRUST NATIONAL
    ASSOCIATION, as Collateral Agent

By:_________________________________
   Name:
   Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])


Item A.  Intercompany Notes

                   Maximum Amount of
                   Intercompany Loans
     Maker         Evidenced Thereby     Date
     -----         -----------------     ----





Item B.  Securities

                                                    Common Stock
                                      -----------------------------------------
                                      Authorized    Outstanding     % of Shares
           Company (corporate)          Shares        Shares          Pledged
           -------------------          ------        ------          -------





                                            Limited Liability Company Interests
                                -------------------------------------------------------------
  Company (limited liability     % of Limited Liability             Type of Limited Liability
           company)             Company Interests Pledged          Company Interests Pledged
           --------             -------------------------          -------------------------




                                             Partnership Interests
                                             ---------------------
                                   % of Partnership        Type of Partnership
    Company (partnership)         Interests Pledged         Interests Pledged
    ---------------------         -----------------         -----------------




Item C.  Additional Subsidiaries

                                                                     SCHEDULE II
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])


Item A.     Locations of each Grantor:

Name of Grantor:                         Location for purposes of U.C.C.:
[GRANTOR]                                [LOCATION]

Item B.     Filing locations prior to July 1, 2001

Name of Grantor:                         Filing Locations prior to
                                         July 1, 2001 (or October 1, 2001 if the
                                         location is Connecticut and January 1,
                                         2002 if the location is Alabama,
                                         Florida or Mississippi):

[GRANTOR]                                [LOCATION]

Item C.     Trade names.

Name of Grantor:                         Trade Names:
[GRANTOR]

Item D.     Merger or other corporate reorganization.

Name of Grantor:                         Merger or other corporate
                                         reorganization:
[GRANTOR]

Item E.     Taxpayer ID numbers.

Name of Grantor:                         Taxpayer ID numbers:
[GRANTOR]

Item F.     Government Contracts:

Name of Grantor:                         Description of Contract:
[GRANTOR]

Item G.     Deposit Accounts:

Name of Grantor:                         Description of Deposit Account:
[GRANTOR]

                                                                    SCHEDULE III
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])


Item A.  Patents



                           Issued Patents
-------------------------------------------------------------------
*Country       Patent No.     Issue Date     Inventor(s)      Title
--------       ----------     ----------     -----------      -----





                    Pending Patent Applications
-------------------------------------------------------------------
*Country       Serial No.     Filing Date    Inventor(s)      Title
--------       ----------     -----------    -----------      -----




                 Patent Applications in Preparation
-------------------------------------------------------------------
                               Expected
*Country       Docket No.     Filing Date    Inventor(s)      Title
--------       ----------     -----------    -----------      -----




Item B.  Patent Licenses

*Country or                                Effective     Expiration    Subject
  Territory    Licensor       Licensee       Date           Date        Matter
  ---------    --------       --------       ----           ----        ------




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])



Item A.  Trademarks




                      Registered Trademarks
----------------------------------------------------------------------
*Country       Trademark       Registration No.      Registration Date
--------       ---------       ----------------      -----------------






                Pending Trademark Applications
--------------------------------------------------------------
*Country          Trademark        Serial No.      Filing Date
--------          ---------        ----------      -----------




             Pending Applications in Preparation
----------------------------------------------------------------
                                         Expected      Products/
*Country      Trademark    Docket No.   Filing Date    Services
--------      ---------    ----------   -----------    --------




Item B.  Trademark Licenses


 *Country or                                         Effective     Expiration
  Territory     Trademark    Licensor    Licensee       Date          Date
  ---------     ---------    --------    --------       ----          ----




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                            to Supplement No. __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])



Item A.  Copyrights/Mask Works



                         Registered Copyrights/Mask Works
------------------------------------------------------------------------
*Country    Registration No.    Registration Date     Author(s)    Title
--------    ----------------    -----------------     ---------    -----




          Copyright/Mask Work Pending Registration Applications
------------------------------------------------------------------------
*Country            Serial No.       Filing Date       Author(s)    Title
--------            ----------       -----------       ---------    -----




          Copyright/Mask Work Registration Applications in Preparation
----------------------------------------------------------------------------
                                         Expected
*Country               Docket No.       Filing Date     Author(s)      Title
--------               ----------       -----------     ---------      -----




Item B.  Copyright/Mask Work Licenses

   *Country or                             Effective     Expiration   Subject
    Territory     Licensor    Licensee        Date          Date       Matter
    ---------     --------    --------        ----          ----       ------




--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE VI
                                                             to Supplement No __
                                                           to Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])




                       Trade Secret or Know-How Licenses
 ------------------------------------------------------------------------------
 *Country or                             Effective     Expiration      Subject
  Territory    Licensor    Licensee         Date          Date          Matter
  ---------    --------    --------         ----          ----          ------





--------

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.